EXHIBIT 1
                                                                       ---------

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of American Dental Partners, Inc.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 11 day of February, 2000.

SUMMIT VENTURES IV, L.P.                                   *
                                                    ----------------------------
By: Summit Partners IV, L.P.                         E. Roe Stamps, IV

By: Summit Partners IV, L.P.                               *
                                                    ----------------------------
By: Stamps, Woodsum & Co. IV                         Stephen G. Woodsum

By:       *                                                *
    ---------------------------                     ----------------------------
     E. Roe Stamps                                   Gregory M. Avis
     General Partner


SUMMIT INVESTORS II, L.P.                                  *
                                                    ----------------------------
By:       *                                          Martin J. Mannion
     --------------------------
     E. Roe Stamps
     General Partner                                       *
                                                    ----------------------------
                                                     Bruce R. Evans

SUMMIT PARTNERS IV, L.P.


By: Stamps, Woodsum & Co. IV                               *
                                                    ----------------------------
                                                     Walter G. Kortschak
By:       *
     --------------------------
     E. Roe Stamps                                         *
     General Partner                                ----------------------------
                                                     Thomas S. Roberts

                              Page 22 of 35 Pages
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STAMPS, WOODSUM & CO. IV                                   *
                                                    ----------------------------
By:       *                                          Joseph F. Trustey
     --------------------------
     E. Roe Stamps
     General Partner


*By: /s/ Thomas F. Farb                                    *
     --------------------------                      ---------------------------
         Thomas F. Farb                               Kevin P. Mohan
         Attorney-in-Fact

                                                           *
                                                     ---------------------------
                                                     Peter Y. Chung

--------------------------------------------------------------------------------
* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.
                                      ---------

                              Page 23 of 35 Pages